UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CPI Card Group Inc. 10368 West Centennial Road Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

(303) 973-9311
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.*

On February 24, 2016, CPI Card Group Inc. (the “Company”) issued a press release announcing financial results for its fiscal quarter and year ended December 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Section 8 — Other Events

Item 8.01 Other Events.

On February 24, 2016, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.045 per share on the Company’s common stock.  The dividend will be paid on April 7, 2016 to stockholders of record on the close of business on March 17, 2016.

A copy of the press release announcing the dividend is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1*	Press release issued February 24, 2016 announcing the fourth quarter and year-end 2015 results.
99.2	Press release issued February 24, 2016 announcing the dividend declaration.

*The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: February 24, 2016	By:	/s/ David Brush
	Name:	David Brush
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1*	Press release issued February 24, 2016 announcing the fourth quarter and year-end 2015 results.
99.2	Press release issued February 24, 2016 announcing the dividend declaration.

*The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.